UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2019

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Stock-Based Incentive Compensation Plan

On March 26, 2019, the Board of Directors (the “Board”) of Egalet Corporation (the “Company”) approved an Amended and Restated Egalet Corporation 2019 Stock-Base Incentive Compensation Plan (the “Stock Plan”) for the benefit of employees, non-employee directors and consultants of the Company and its subsidiaries and affiliates.

The Stock Plan is designed to attract and retain valued employees, consultants and non-employee directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s stock by such persons.  Under the Stock Plan, 2,150,000 shares of the Company’s common stock are reserved for issuance, including 1,433,333 shares reserved for grants to executives and 716,667 shares reserved for persons other than executives, subject to equitable adjustment based on the effect of certain corporate transactions.  The Stock Plan will be administered by the Compensation Committee of the Board (the “Compensation Committee”).  In the discretion of the committee, the right of a Stock Plan participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to performance goals as may be specified by the committee.  Awards granted to executives that are forfeited or otherwise terminate will once again be available for issuance to executives under the Stock Plan.  Similarly, awards granted to persons other than executives that are forfeited or otherwise terminate will once again be available for issuance to persons who are not executives under the Stock Plan.  Any award granted under the Stock Plan, including a common stock award, will be subject to mandatory repayment by the participant to the Company pursuant to the terms of any “clawback” or recoupment policy that is directly applicable to the Stock Plan and set forth in an award agreement or as required by applicable law.

The foregoing description is a summary of the Stock Plan and is qualified in its entirety by reference to the Stock Plan, which is incorporated herein by reference.

Form of Time-Based Restricted Stock Unit Award Agreement

Time-based restricted stock units granted under the Stock Plan will be awarded pursuant to a time-based restricted stock unit agreement with the Company. On March 26, 2019, the Compensation Committee approved a form of time-based Restricted Stock Unit Award Agreement (the “Time RSU Agreement”).  The Time RSU Agreement provides for grants of restricted stock units (“RSUs”), with two potential vesting schedules: (i) 1/3 of the RSUs vesting on each of the first three anniversaries of the date of grant; and (ii) 100% of the RSUs vesting on the first anniversary of the date of grant, in each case subject to the participant’s continued employment with the Company through each such anniversary date.  In the event of a change of control (as defined in the Stock Plan) prior to a termination of the participant’s service, any remaining unvested time-based RSUs will vest and be settled immediately prior to the change of control.  Participants holding time-based RSUs will be entitled to receive the benefit of any dividends paid on shares in the form of additional RSUs, the number of which will be determined by a formula set forth in the Time RSU Agreement.  The foregoing description is a summary of the form of Time RSU Agreement and is qualified in its entirety by reference to the form of Time RSU Agreement, which is incorporated herein by reference.

Form of Performance-Based Restricted Stock Unit Award Agreement

Performance-based RSUs granted under the Stock Plan will be awarded pursuant to a performance-based restricted stock unit agreement with the Company. On March 26, 2019, the Compensation Committee approved a form of performance-based Restricted Stock Unit Award Agreement (the “Performance RSU Agreement”). The Performance RSU Agreement provides for grants of RSUs, which only vest if the Company achieves at least 75% of its 2019 Corporate Goals, as set by the Board in March 2019, with the exact number of performance-based RSUs vesting pro-rated based on the level of achievement between 75% and 100%.  2019 Corporate Goals include financial performance, business development goals and other corporate metrics.  Assuming those parameters are satisfied, the performance-based RSUs have two potential issuance schedules: (i) one with 50% of the performance-based RSUs eligible for issuance on each of March 1, 2020 and March 1, 2021 and (ii) one with 100% of the performance-based RSUs eligible for issuance on March 1, 2020, in each case subject to the participant’s continued employment with the Company through each such anniversary date.  In the event of a change of control (as defined in the Stock Plan) prior to a termination of the participant’s service, any remaining unvested performance-based RSUs will vest and be settled immediately prior to the change of control. Participants holding performance-based RSUs will be entitled to receive the benefit of any dividends paid on shares in the form of additional restricted stock units, the number of which will be determined by a formula set forth in the Performance RSU Agreement. The foregoing description is a summary of the form of Performance RSU Agreement and is qualified in its entirety by reference to the form of Performance RSU Agreement, which is incorporated herein by reference.

Grants to Executive Officers

Effective March 26, 2019, the Compensation Committee granted time-based RSUs and performance- based RSUs to certain executive officers of the Company.  The following individuals were granted time-based RSUs that vest ratably over three years in the amounts set forth next to his or her respective name:  Robert Radie, 172,000, Mark Strobeck, 87,000, Patrick Shea, 65,000 and Megan Timmins, 43,000.  The following individuals were granted time-based RSUs that vest 100% on the first anniversary of the date of grant in the amounts set forth next to his or her respective name:  Robert Radie, 66,000, Mark Strobeck, 33,000, Patrick Shea, 25,000 and Megan Timmins, 20,000.   The following individuals were granted performance-based RSUs, a maximum of 50% of which are eligible to vest on each of March 1, 2020 and March 1, 2021 (provided that at least 75% of the Company’s 2019 Corporate Goals are attained  — ratably, between 75% and 100% attainment): Robert Radie, 172,000, Mark Strobeck, 87,000, Patrick Shea, 65,000, and Megan Timmins, 43,000.   The following individuals were granted performance-based RSUs, a maximum of 100% of which are eligible to vest on March 1, 2020 (provided that at least 75% of the Company’s 2019 Corporate Goals are attained - ratably, between 75% and 100% attainment): Robert Radie, 66,000, Mark Strobeck, 33,000, Patrick Shea, 24,000, and Megan Timmins, 19,000.

Departure of Executive Officer

On April 1, 2019, Ms. Barbara Carlin, the Company’s Senior Vice President and Chief Accounting Officer, resigned from the Company effective no later than May 15, 2019.   In connection with her resignation, Ms. Carlin entered into a letter agreement with the Company providing that, in exchange for her agreement to stay through the earlier of (i) the filing of the Company’s Form 10-Q for the period ended March 31, 2019 or (ii) May 15, 2019, and to provide the Company with consulting services of up to 20 hours per quarter for one year following her resignation, and subject to her execution and delivery of a general release of claims in favor of the Company, the Company will provide her with severance in the form of salary continuation for one year in an aggregate amount of $309,000, plus a lump sum amount equal to the amount of her COBRA premiums for one year.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
10.1

Amended and Restated Egalet Corporation 2019 Stock-Based Incentive Compensation Plan (incorporated by reference to Exhibit 10.1 to Egalet Corporation’s Form S-8 registration statement filed with the Securities and Exchange Commission on March 29, 2019).

10.2

Form of Time-Based Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 4.10 to Egalet Corporation’s Form S-8 registration statement filed with the Securities and Exchange Commission on March 29, 2019).

10.3

Form of Performance-Based Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 4.11 to Egalet Corporation’s Form S-8 registration statement filed with the Securities and Exchange Commission on March 29, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2019	Egalet Corporation

	By:	/s/ Robert S. Radie
Name: Robert S. Radie
Title: President and Chief Executive Officer